March 31, 2004

Volumetric Fund, Inc.                                                 1
A No-Load Mutual Fund


------------------------
First Quarter
Report 2004











                         Volumetric Fund, Inc.

                               <LOGO>






















To our shareholders:

    After outperforming the stock market for four calendar years in a row, we are pleased to announce that Volumetric Fund has again beaten the market in the first quarter of 2004. The Fund's net asset value
(NAV) per share advanced 3.3%, despite a flat market, as shown in the table below. Our NAV on March 31st was $19.37, up $0.62, from $18.75 since the beginning of the year.

                                  First quarter
                                       2004
                    Volumetric Fund          + 3.3%
                    NYSE Index               + 2.5
                    S&P 500 Index            + 1.3
                    Dow-Jones Industrials    - 0.9
                    NASDAQ Composite         - 0.5

    The secret of our success, as you know from our prior reports, has been our fantastic 'Volume and Range' system. Since its introduction on September 1, 2000, Volumetric Fund advanced 17%. On the other hand, during the same period, the NYSE Index and Dow-Jones Industrials both declined 8%, the S&P 500 Index dropped 26% and the Nasdaq lost more than half of its value by sinking 53%. Overall, we surpassed the S&P 500
Index on the average by 8.1% annually during the prior 4 1/4 year period.

     The Volumetric Index, which measures the value of a hypothetical investment of $10,000 in Volumetric Fund, as of January 1, 1979, closed out the quarter at $157,260, the highest value ever, for the end of any quarter in the Fund's 25- year history. The growth of this Index is equivalent to an 11.53% compounded growth rate since the Fund's inception.

PORTFOLIO REVIEW

    The Fund's net assets have increased by $1.15 million, 6%, in the first quarter. This growth was due to a combination of new money flowing into the Fund and the above mentioned 3.3% increase of our share value. Our net assets now surpass $20 million and reached $20.3 million at the end of the quarter. We have increased our cash position slightly from a fully invested 2.7% since December 31, 2003, to 5.9%, as of March 31, 2004.

    Following the guidance of our 'Volume and Range' system, we have made numerous changes in our portfolio during the first quarter. Stocks which started to show weakness, even if temporary, were sold. They were replaced by new stronger stocks, as selected by our superior stock selection system based on computerized volume analysis. The following stocks were purchased and sold in the first quarter:

	Purchases: AGCO Corp., California Pizza Kitchen, Cintas Corp., CNF Inc., Cognos, Cox Radio, Darden Restaurants, EGL Inc., Entercom
Communications, Genesco, McKesson, Nasdaq 100 Trust,  Olin, Paychex,
Pier 1 Imports, Pinnacle Systems, Riggs National, Schering Plough, 0Smithfield Foods, Varian Inc., Wal-Mart and Williams-Sonoma. Among these new stocks, Genesco, a shoe retailer, has been the best percentage gainer. It is up 31% since we added it to our holdings on February 3.

    Sales: Air Products, Avon, Cadence Design, CIGNA, CSX Corp., General Dynamics, General Electric, IHOP Corp., Jacobs Engineering, Lilly Ely, Long Drug Stores, OSI Systems, Pall, Parker-Hannifin, Pfizer, Placer Dome, Salton, Steris. Tektronics, Tellabs, Tiffany and Titan. Amongst these, our 5 most profitable sales were: takeover stock Titan with a 97% gain, followed by Tektronics with 78%, Placer Dome with 59%, Tiffany with 46% and General Dynamics with 45% gains, respectively.

    Among our current 80 stocks we have 70 gainers and 10 minor losers. Our ten largest holdings and their gains are shown below:

                    TOP TEN COMMON STOCK HOLDINGS
                           (as of 3/31/2004)

                             % of Total         % Gain
U.S. Steel                     2.75             187.8%
Autodesk                       2.01             134.4
McDonalds's                    1.97             123.0
Nordstrom                      1.96             131.3
Brunswick                      1.83             108.6
Pentair                        1.65              77.5
Hasbro                         1.63              77.0
Carnival Corp.                 1.57              76.1
Metro-Goldwyn-Mayer            1.45              49.5
First American Financial       1.45              48.9



	In addition, we have six other stocks with at least a 50% gain:
Scientific Atlanta (155.1%), Option Care (63.6%), Thermo Electron (63.5%), Radio Shack (59.3%), Dover (53.3%) and Alcoa (53.2%). Our
average stock in our portfolio was up 30.0%. By the way, our worst performer was Schering Plough with a 12.4% loss.

ANNUAL MEETING

	Volumetric Fund's 2004 annual meeting will be held on June 16 in Nanuet, New York. Invitations and proxy statements will be sent out to shareholders around the middle of May. Shareholders of record at the close of business on April 22, 2004, are entitled to receive proxy material and an invitation to attend the meeting.

    At the meeting, we will report on Volumetric Fund's year-to-date and 2003 performance. Also, as described in the Proxy Statement, you will be asked to elect nine directors and ratify the appointment of BKD, LLP as independent auditors of the Fund for 2004.

	We are pleased to announce that Josef Haeupl will be the new nominee for the Board. Mr. Heaupl is a self-employed engineering consultant and has been a shareholder since 1994. Mr. George Curtis will retire from the Board in June. We are very grateful for his many contributions to the Fund during his four years of tenure.
PRIVACY POLICY
    According to federal law and regulations, financial institutions, including mutual funds, are required to disclose their privacy policy to
their clients and shareholders   annually. To meet this requirement, our
fund's privacy policy is described in the following paragraphs.
    Volumetric Fund and its affiliate Volumetric Advisers, Inc. work hard to maintain the highest standard of confidentiality and to respect the privacy of its shareholders and clients. The non-public personal information collected about you comes primarily from the account applications or other forms you submit to Volumetric Fund, Inc.

    We do not market or disclose information about you to anyone, except as permitted by law. For example, this may include disclosing information according to your express consent to fulfill your instructions, such as in a mortgage application, or to comply with applicable laws and regulations.
    We limit information about you to those of our employees who are involved in servicing your account. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to guard the information. If our relationship ends, we will continue to treat the information as described in this Privacy Policy notice.

UPDATE AND OUTLOOK

    Volumetric Fund, and to a much lesser extent the stock market, have advanced during the first three weeks in April. On April 22 we reached a new, all-time record high of $19.80 per share, up 5.6% since the beginning of this year. Similarly, the Volumetric Index closed at a record breaking $160,682, its highest value ever in our history. As a comparison, the S&P 500 Index was up only 2.5% year-to-date.

    As we previously stated in our annual report, we remain optimistic for the rest of the year. The economy has been improving and interest rates are still near record low levels.

    Our goal is for Volumetric to continue to outperform the market, as measured by the S&P 500 Index. As co-managers of the Fund, we are highly confident that this goal will be achieved again with our proven and successful 'Volume and Range' portfolio management system.

    Thank you for your trust. If you have any questions, please do not hesitate to call or E-mail us at info@volumetric.com.

April 23, 2004

       Sincerely,



/s/Gabriel Gibs                       /s/ Irene Zawitkowski

Gabriel Gibs                          Irene Zawitkowski
Chairman & CEO                        President



                    VOLUMETRIC FUND, INC.
                   STATEMENT OF NET ASSETS
                       March 31, 2004
                         (Unaudited)


COMMON STOCKS: 94.1%

                                      MARKET
SHARES  COMPANY                       VALUE

Aerospace/Defense: 1.0%
 6,700  Raytheon                  $ 209,978
                                  ---------
Air Transport: 1.2%
13,500  EGL, Inc.*                  242,325
                                  ---------

Auto/Auto Parts: 0.9%
 5,900  Genuine Parts               193,048
                                  ---------

Banking: 2.0%
 7,700  Banknorth Group             262,108
 7,944  Riggs National              136,796
                                  ---------
                                    398,904
                                  ---------

Business/Consumer Services: 6.5%

13,000  ABM Industries              233,350
10,000  Brink's                     275,800
 5,000  Cintas                      217,450
 5,000  First Data                  210,800
 6,400  Reynolds & Reynolds         181,824
17,500  ServiceMaster Industries    210,175
                                  ---------
                                  1,329,399
                                  ---------

Chemicals: 4.1%
 7,000  Albemarle                   203,000
12,000  Olin                        214,200
 6,300  Sherwin-Williams            242,109
 3,600  Valspar                     177,228
                                  ---------
                                    836,537
                                  ---------

Communications: 3.0%
 7,700  Bellsouth                   213,213
 9,000  Cox Radio*                  191,700
 4,700  Entercom Communications*    212,769
                                  ---------
                                    617,682
                                  ---------

Computers, Hardware: 0.9%
 2,000  IBM                         183,680
                                  ---------

Computers, Software: 4.7%
13,000  Autodesk, Inc.              409,760
 6,300  Cognos*                     195,678
 6,300  Paychex                     224,280
10,100  Perot Systems*              134,330
                                  ---------
                                    964,048
                                  ---------

Drugs: 0.9%
11,000  Schering Plough             178,420
                                  ---------

Electrical/Electronics: 4.8%
 7,800  Anixter*                    220,350
 7,500  Scientific Atlanta          242,550
10,000  Thermo Electron*            282,800
11,000  Thomas & Betts*             240,020
                                  ---------
                                    985,720
                                  ---------

Financial Services: 3.8%
 6,400  Federated Investors         201,152
 9,700  First American Corporation  295,074
 5,000  Franklin Resources          278,400
                                  ---------
                                    774,626
                                  ---------

Foods/Beverage: 5.5%
 3,600  Anheuser-Busch              183,600
 9,100  Coca Cola Enterprises       219,947
 8,200  Conagra                     220,908
 8,000  McCormick & Company         268,160
 8,300  Smithfield Foods*           225,096
                                  ---------
                                  1,117,711
                                  ---------

Forest Products: 2.4%
 6,500  Boise Cascade               225,225
 4,000  Temple Inland               253,360
                                  ---------
                                    478,585
                                  ---------

Indexes: 1.9%
11,000  NASDAQ 100 Trust*           393,283
                                  ---------

Insurance: 2.3%
 5,500  AFLAC                       220,770
 4,500  Torchmark                   242,055
                                  ---------
                                    462,825
                                  ---------

 Leisure/Entertainment: 5.8%
 9,200  Brunswick                   375,636
 7,100  Carnival Corp.              318,861
15,000  Caesars Entertainment*      195,600
17,000  Metro-Goldwin-Mayer, Inc.*  295,800
                                  ---------
                                  1,185,897
                                  ---------


                                     MARKET
SHARES  COMPANY                       VALUE

 Machinery: 3.6%

10,000  Agco*                  $     207,100
 3,800  Deere & Co.                  263,378
 7,000  Dover Corp.                  271,390
                                   ---------
                                     741,868
                                   ---------

 Medical/Healthcare: 2.9%
 3,500  Hillenbrand Industries       237,615
 7,500  McKesson                     225,675
11,500  Option Care*                 132,135
                                   ---------
                                     595,425

Metals/Steel: 4.1%
 8,000  Alcoa                        277,520
15,000  US Steel                     559,050
                                   ---------
                                     836,570
                                   ---------

Misc./Diversified: 4.8%
 3,000  ITT Industries               228,990
15,000  Oakley, Inc.                 222,600
 5,700  Pentair, Inc.                336,300
22,000  Pinnacle Systems*            197,340
                                   ---------
                                     985,230
                                   ---------

Oil/Oil Services: 5.4%

 3,800  Amerada Hess                 248,064
10,000  Pride International*         170,600
 4,800  Smith International*         256,848
 5,800  Unocal                       216,224
 4,800  Weatherford International*   201,744
                                   ---------
                                   1,093,480
                                   ---------

Precision Instruments: 1.1%
 5,500  Varian, Inc.*                220,935
                                   ---------

Publishing: 2.0%
 4,000  Meredith Corp.               202,240
 4,000  Tribune                      201,760
                                   ---------
                                     404,000
                                   ---------

Railroads: 1.1%
10,000  Norfolk Southern             220,900
                                   ---------

Restaurants: 5.2%

11,000  California Pizza Kitchens*   220,000
 8,800  Darden Restaurants           218,152
14,000  McDonald's Corp.             399,980
 5,500  Wendy's                      223,795
                                   ---------
                                   1,061,927
                                   ---------

Retail: 8.2%

10,000  Dillard's Inc.               191,600
11,000  Genesco*                     254,980
10,000  Nordstrom                    399,000
 4,300  Pier 1 Imports               101,910
 8,300  Radio Shack                  275,228
 3,500  Wal-Mart                     208,915
 7,000  Williams-Sonoma*             239,400
                                   ---------
                                   1,671,033
                                   ---------

Toys: 1.6%

15,000  Hasbro                       326,250
                                   ---------

Trucking: 1.1%
 6,700  CNF, Inc.                    225,120
                                   ---------

Utilities: 1.0%

11,000  Northeast Utilities          205,150
                                   ---------

TOTAL COMMON STOCKS:
(COST  $14,981,686)               19,140,556
                                  ----------

CASH EQUIVALENTS & RECEIVABLES
       LESS LIABILITIES: 5.9%

  Cash                                  239,247
  JP Morgan Prime Money Market Fund   2,261,820
  Dividends and interest receivable      12,884
                                    -----------
TOTAL CASH EQUIVALENTS/ RECEIVABLES   2,513,951
                                    -----------
TOTAL ASSETS                         21,654,507
LIABILITIES: Payable for securities
     purchased                       (1,306,935)
                                    -----------
NET ASSETS: 100.0%                  $20,347,572
                                    ===========


VOLUMETRIC SHARES OUTSTANDING         1,050,636
                                    -----------
NET ASSET VALUE PER SHARE                $19.37
                                    ===========


*  Non-income producing security










Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com


Investment Adviser and
Transfer Agent

Volumetric Advisers, Inc.
Pearl River, New York

Custodian

J.P. Morgan Chase
New York, New York

Independent Auditors

BKD, LLP
Kansas City, Missouri

Board of Directors

William P. Behrens
Louis Bollag
Jeffrey J. Castaldo
George Curtis
Gabriel J. Gibs, Chairman
Stephen Samitt
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski

Officers

Gabriel J. Gibs
    Chairman, CEO, Portfolio Co-Manager
Irene J. Zawitkowski
    President, Portfolio Co-Manager
Raymond W. Sheridan
    Vice President, Treasurer